Exhibit 10.8A

FIRST AMENDMENT TO OFFICE LEASE AGREEMENT

This First Amendment to Office Lease Agreement (this “First Amendment”) is made and entered into as of August 20, 2012, by and between PLAZA EAST PROPERTY LLC, a Delaware limited liability company (“Landlord”), and APPTIO, INC., a Delaware corporation (“Tenant”).

R E C I T A L S :

A. Landlord and Tenant entered into that certain Office Lease dated May 15, 2012 (the “Lease”), pursuant to which Landlord leases to Tenant and Tenant leases from Landlord approximately 61,481 rentable square feet of space (the “Premises”) on the 5th, 6th and 7th floors of the office building located at 11100 NE 8th Street, Bellevue, Washington (the “Building”).

B. The parties desire to amend the Lease on the terms and conditions set forth in this First Amendment.

A G R E E M E N T :

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

1. Defined Terms. Except as explicitly set forth in this First Amendment, each initially capitalized term when used herein shall have the same respective meaning as is set forth in the Lease.

2. Washington State High Technology Tax Benefits. The following is hereby added to the end of Section 29.28 of the Lease: “All economic benefits of any sales and use tax deferral/waiver in connection with this Lease under RCW 82.63 and WAC 458-20-24003 shall be passed along from Landlord to Tenant.”

3. Building Façade Signage. The January 1, 2013, date set forth in Section 23.5.1.2 of the Lease is hereby amended to be December 9, 2012.

4. Use of Restroom Allowance. Section 2.1.2 of the Tenant Work Letter attached as Exhibit B to the Lease is hereby amended to provided that the “Restroom Allowance” may be used for the cost of Tenant Improvement Allowance Items as well as for restroom upgrades.

5. Tenant Improvement Excess. Section 2.4 of the Tenant Work Letter attached as Exhibit B to the Lease is hereby deleted in its entirety and shall be of no further force or effect.

6. No Other Modifications. Except as otherwise provided herein, all other terms and provisions of the Lease shall remain in full force and effect, unmodified by this First Amendment.

7. Counterparts. This First Amendment may be executed in any number of original counterparts. Any such counterpart, when executed, shall constitute an original of this First Amendment, and all such counterparts together shall constitute one and the same First Amendment.

8. Conflict. In the event of any conflict between the Lease and this First Amendment, this First Amendment shall prevail.

-1-	PLAZA EAST [Apptio, Inc.]

IN WITNESS WHEREOF, the parties have entered into this First Amendment as of the date first set forth above.

“LANDLORD”:

PLAZA CENTER PROPERTY LLC, a Delaware limited liability company

By:	/s/ Jeremy B. Fletcher
Jeremy B. Fletcher,
Senior Managing Director

“TENANT”:

APPTIO, INC., a Delaware corporation

By:	/s/ Kurt Shintaffer
	Its:	CFO

NOTARY PAGE

STATE OF Washington)

COUNTY OF King)

I certify that I know or have satisfactory evidence that Kurt Shintaffer is the person who appeared before me, and said person acknowledged that (he/she) signed this instrument, on oath stated that (he/she) was authorized to execute the instrument and acknowledged it as the Chief Financial Officer of APPTIO, INC., a Delaware corporation, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated: 8/20/2012

/s/ Elizabeth F. Pheasant

(Signature)

(Seal or stamp)

Elizabeth F. Pheasant, Notary Public, State of Washington, Commission Expires 04-22-14

Title: Notary Public

Notary Public in and for the State of Washington

My appointment expires: 04/22/2014

-2-	PLAZA EAST [Apptio, Inc.]

STATE OF CALIFORNIA                               )

COUNTY OF LOS ANGELES                        )

On August 24, 2012, before me Marilyn Kalif, a Notary Public, personally appeared Jeremy B. Fletcher, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the forgoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	/s/ Marilyn Kalif	(Seal)
MARILY KALIF
Commission #1841023
Notary Public – California
Los Angeles County
My Comm. Expires Mar 20, 2013

-3-	PLAZA EAST [Apptio, Inc.]